As filed with the Securities and Exchange Commission on January 28, 2016

Securities Act File No. 2-14660

Investment Company Act File No. 811-852

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 81 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 46 ☒

FPA PARAMOUNT FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, PRESIDENT

FPA PARAMOUNT FUND, INC.

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

MARK D. PERLOW, ESQ.

DECHERT LLP

ONE BUSH STREET

SUITE 1600

SAN FRANSISCO, CA 94104

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☒                                  on January 31, 2016 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on [    ] pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on               pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered:  Common Stock, $0.01 Par Value

FPA Paramount Fund, Inc.

PROSPECTUS

The primary investment objective of FPA Paramount Fund, Inc. (FPRAX) is a high total investment return, including capital appreciation and income. The Fund's investment adviser, First Pacific Advisors, LLC, generally invests the Fund's assets in common stocks and other securities of international and U.S. companies which it believes have the above- average ability to increase in market value. The Fund seeks to achieve a high total investment return compared to a universe of total investment returns for a peer group of mutual funds and/or benchmark indices.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

January 31, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

FPA PARAMOUNT FUND, INC.
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025 (310) 473-0225

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FUND SUMMARY

Investment Objective

The Fund's primary investment objective is a high total investment return, including capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed on shares held 90 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.32%
Expense Reimbursement(1)	0.03%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.29%

*  Management Fees are restated reflecting the fee under the Investment Advisory Agreement approved February 1, 2015

(1)  First Pacific Advisors, LLC ("Adviser" or "FPA"), the Fund's investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2017. This agreement may only be terminated earlier by the Fund's Board or upon termination of the Advisory Agreement. The expense reimbursement has been restated to better reflect the anticipated reimbursement to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating

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expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$131	$409	$708	$1,556

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest primarily in equity securities of companies with market capitalizations in excess of $2 billion at the time of purchase, which includes companies domiciled outside of the United States. Thus, most of the Fund's investments are expected to be in mid- or large-capitalization companies. The Fund invests in companies that the Fund's portfolio managers (the "portfolio managers") believe are high-quality, financially strong businesses, with management teams that the portfolio managers believe will build shareholder value over time. The Fund seeks to invest in these businesses when their market prices are less than the portfolio managers' estimate of their intrinsic values. The portfolio managers define the "intrinsic value" of a business to mean the discounted value of the cash that can be taken out of the business during its remaining life.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions where the portfolio managers believe reasonable business practices exist. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections. Under normal circumstances, the Fund will seek to maintain a minimum of 20% of its total assets invested in U.S. stocks and a minimum of 20% of its total assets invested in international stocks. In addition, the Fund may invest in depositary receipts, which are receipts that represent interests in foreign securities that may be sponsored by the issuer or unsponsored.

Key Investment Criteria. The portfolio managers expect to consider the following investment criteria, among others, under normal circumstances.

1.  Business Quality. The portfolio managers seek to invest in businesses with high barriers to market entry, low threat of substitutes, sustainable competitive advantages, and power over customers as well as suppliers.

2.  Financial Strength. The portfolio managers consider the overall financial strength of businesses. The portfolio managers seek to avoid companies that expose their shareholders to a material risk of permanent capital loss.

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3.  Strong Management. The portfolio managers seek to invest in companies with management teams that have histories of both operational excellence and capital allocation that builds shareholder value.

4.  Low Absolute Valuation. The portfolio managers only make investments when they believe the investment offers a margin of safety, i.e., when the issuer's shares trade at a discount to the portfolio managers' estimate of their intrinsic value.

Given the Fund's strict investment criteria, a broad potential investment universe, a limited number of holdings in the portfolio, a benchmark-agnostic approach, and an ability to hold some level of cash are all important aspects of the Fund's strategy. While there are thousands of publicly listed companies in the world, the portfolio managers believe that only a limited number of them combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a discount to intrinsic value, which leads the portfolio managers to run a more concentrated portfolio. The portfolio managers' benchmark-agnostic approach focuses on whether an opportunity meets all of the investment criteria, rather than where the company is domiciled or which sector or industry it operates in. The Fund expects to invest in 25 to 50 companies at any given time and expects to hold no more than 10% of its total assets in cash or cash equivalents.

The portfolio managers perform security selection on a bottom-up basis and conduct extensive research on individual investment candidates, focusing on business fundamentals. The portfolio managers use their research findings to estimate the intrinsic value of businesses. The Fund's portfolio construction is the product of this research and valuation process. The portfolio managers select companies that meet their qualitative investment criteria and offer a sufficient margin of safety. The portfolio managers rank all portfolio securities according to the relative discount to their estimate of intrinsic value and usually allocate the largest portfolio weightings to those investments that they believe offer the greatest opportunity for appreciation. The portfolio managers believe that this approach allows their best ideas to have a meaningful impact on the Fund's performance.

The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the portfolio managers' estimate of intrinsic value; they find an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

Principal Risks

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. These risks are greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies. Equity securities generally have greater price volatility than debt securities. The Fund's shares are

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not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Mid-Cap and Smaller-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, these companies often have shorter operating histories than larger companies. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Foreign Securities. Foreign investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards can cause difficulties in obtaining information about foreign companies and can negatively affect investment decisions. Investments in foreign securities could be affected by restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region.

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in foreign issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment

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generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline.

Risks Associated with Value Stocks. Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, the market may favor certain stocks (value stocks vs. growth stocks) and the Fund may hold investments that are out of favor.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers' opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of FPA's personnel will continue to be associated with FPA for any length of time. The loss of services of one or more key employees of FPA, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective.

Risks Associated with Non-Diversification. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.

Because of these and other risks, you could lose money by investing in the Fund.

Performance Information

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with a broad-based securities market index. The chart and table reflect the reinvestment of dividends and other

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distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The MSCI All Country World NR Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging markets and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. In connection with the transition of primary portfolio management responsibilities in September 2013, the Fund added the MSCI All Country World NR Index as a benchmark.

To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

The Fund's highest/lowest quarterly results during the time period were:

Highest  22.19%  (Quarter ended 6/30/09)

Lowest  (29.12)%  (Quarter ended 12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2015)	One Year	Five Years	Ten Years
Before Taxes	-4.57%	5.22%	4.88%
After Taxes on Distributions(1)	-4.64%	3.08%	3.73%
After Taxes on Distributions and Sale of Fund Shares(1)	-2.44%	4.05%	3.84%
MSCI All Country World NR Index (reflects no deductions for fees, expenses or taxes)	-2.37%	6.09%	4.76%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty.

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser.

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Portfolio Managers

Gregory A. Herr and Pierre O. Py, each of whom is a Vice President of the Fund and a Managing Director of the Adviser, have served as portfolio managers of the Fund since 2011.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 235 West Galena Street, Milwaukee, WI 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed by your bank and/or the Fund if a check does not clear.

Subsequent investments and redemptions can be made directly through UMB Fund Services, Inc.

Tax Information

The Fund's distributions are taxable and will be taxed as ordinary income and/or long- term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Details about the Fund

INVESTMENT OBJECTIVE

The Fund's primary investment objective is a high total investment return, including capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest primarily in equity securities of companies with market capitalizations in excess of $2 billion at the time of purchase, which includes companies domiciled outside of the United States. Thus, most of the Fund's investments are expected to be in mid- or large-capitalization companies. The Fund invests in companies that the portfolio managers believe are high-quality, financially strong businesses, with management teams that the portfolio managers believe will build shareholder value over time. The Fund seeks to invest in these businesses when their market prices are less than the portfolio managers' estimate of their intrinsic values. The portfolio managers define the "intrinsic value" of a business to mean the discounted value of the cash that can be taken out of the business during its remaining life.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions where the portfolio managers believe reasonable business practices exist. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections. Under normal circumstances, the Fund will seek to maintain a minimum of 20% of its total assets invested in U.S. stocks and a minimum of 20% of its total assets invested in international stocks. In addition, the Fund may invest in depositary receipts, which are receipts that represent interests in foreign securities that may be sponsored by the issuer or unsponsored.

Key Investment Criteria

Business Quality. The portfolio managers believe a high quality business is one that is able to earn a high return on capital for sustained periods of time. While the Fund may invest in companies in a wide range of industries, the Fund seeks to invest in companies that have durably superior business fundamentals. The portfolio managers generally look for industries and companies that have long-term staying power. The fundamentals the portfolio managers seek are high barriers to market entry, low threat of product or service substitution, unique sustainable competitive advantages, power over customers as well as suppliers, and ultimately, pricing power. The portfolio managers believe that such businesses are able to earn superior returns on capital over time, generate superior operating profit margins, and realize high levels of free cash flow.

Financial Strength. In evaluating a potential investment candidate, the portfolio managers also consider overall financial strength. The portfolio managers seek to avoid companies that expose their shareholders to a material risk of permanent capital loss. The Fund invests in companies whose balance sheets are conservatively managed and does not invest in companies with high levels of debt relative to the free cash flow they generate. The portfolio managers believe financial strength

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enhances a business' ability to endure adverse economic circumstances and puts the business in a position to benefit from market dislocations and to consistently gain strength through economic cycles. Such self-reinforcement can take many forms, including continuing investments to further enhance competitive positioning, opportunistic acquisitions, and buying back stock at significant discounts to intrinsic value in order to increase value per share.

Strong Management Teams. The Fund seeks to invest in companies with shareholder-aligned management teams that in the portfolio managers' opinion not only run businesses well from an operational perspective but also allocate capital in a way that causes shareholder value to build over time. Frequently these managers are large shareholders themselves and, thus, think and act as owners of the business. The portfolio managers believe such management teams generally do not engage in merger and acquisition transactions at high prices, but rather diligently allocate capital by comparing the relative returns of every investment opportunity.

Low Absolute Valuations. Buying with a margin of safety (i.e., at a discount to the portfolio managers' estimate of the issuer's intrinsic value) is paramount to the Fund's investment strategy. The portfolio managers believe inefficiencies exist in equity capital markets that provide attractive investment opportunities. Such investment opportunities arise when companies are not followed by the market, are out of favor, or are fundamentally misunderstood. Similarly, the portfolio managers believe that structural shifts in markets, temporary disruptions, or changes in business models can drive temporary inefficiencies in the pricing of securities. A change in the company's scope of operations or in its management may also create a disconnect between a company's stock price and its intrinsic value. The portfolio managers believe that investing in securities at times when shares trade at discounts to intrinsic value enhances prospective returns while reducing investment risk.

Given the Fund's strict investment criteria, a broad potential investment universe, a limited number of holdings in the portfolio, a benchmark-agnostic approach, and an ability to hold some level of cash are all important aspects of the Fund's strategy. While there are thousands of publicly listed companies in the world, the portfolio managers believe that only a limited number of them combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a discount to intrinsic value, which leads them to run a more concentrated portfolio. The portfolio managers' benchmark-agnostic approach focuses on whether an opportunity meets all of the investment criteria, rather than where the company is domiciled or which sector or industry it operates in. The Fund expects to invest in 25 to 50 companies at any given time and expects to hold no more than 10% of its total assets in cash or cash equivalents.

Investment Process

The portfolio managers perform security selection on a bottom-up basis and conduct extensive research on individual investment candidates focusing on business fundamentals. The portfolio managers seek to understand the Fund's portfolio companies better than other market participants.

The portfolio managers devote a significant amount of time to traveling and meeting with management teams and other key employees of potential portfolio companies to discuss operations, business strategy, and capital allocation. These trips also often include visiting company sites (including plants and retail outlets). The portfolio managers interview competitors, suppliers, customers, and other relevant third parties. In addition, the portfolio managers analyze a long history

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of annual reports, investor presentations, conference call transcripts, third- party research and other relevant publicly available materials for each targeted company, as well as other industry participants. Through their research process, the portfolio managers seek to obtain an understanding of the value chain, market forces, and strategic dynamics applicable to a company. The portfolio managers use their research findings and analytical work to estimate the intrinsic value of businesses.

The portfolio managers maintain a database to track companies meeting its qualitative investment criteria and actively monitor developments within these companies, patiently waiting for opportunities to invest at low prices.

The Fund's portfolio construction is the product of the research and valuation process described above. The portfolio managers select companies that meet their qualitative investment criteria and offer a sufficient margin of safety. The portfolio managers rank all portfolio securities according to the relative discount to their estimate of intrinsic value. The portfolio managers usually allocate the largest portfolio weightings to those investments that they believe offer the highest margin of safety. The portfolio managers believe that this approach allows their best ideas to have a meaningful impact on the Fund's performance.

The portfolio managers continuously monitor each portfolio company to ensure that the original investment thesis remains intact and that the intrinsic value advantage remains. All else being equal, the Fund embraces the opportunity to add to a position at lower prices based on the premise that as the price declines the potential for future price appreciation increases and the risk profile diminishes.

The portfolio managers may sell a Fund's portfolio holding when the holding's market price appreciates and approaches the portfolio managers' estimate of its intrinsic value; they find an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the portfolio managers generally invest the Fund's assets in common stocks and other securities of international and U.S. companies, including but not limited to the following securities:

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a foreign issuer).

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Preferred Stock. Preferred stock is typically subordinated to an issuer's senior debt, but senior to the issuer's common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Initial Public Offerings ("IPOs"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPO shares frequently are volatile in price. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in foreign currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. (or foreign) issuers are generally non-U.S. governments or companies domiciled outside the United States, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Temporary Investments and Other Measures. The investments and strategies described in this Prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the portfolio managers believe that pursuing the Fund's investment objective will subject the Fund to a significant risk of loss. When the portfolio managers

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pursue a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risks Associated with Investing in Mid-Cap and Smaller-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, these companies often have shorter operating histories than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Foreign Securities. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks:

•  The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

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•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in foreign markets.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition.

•  Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may be more volatile than prices of securities traded in the U.S.

•  Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's foreign holdings or exposures.

•  The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against foreign countries may adversely affect the Fund's foreign holdings or exposures.

•  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may be affected if one or more countries leave

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the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a foreign issuer. Depositary receipts may be sponsored by the foreign issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in foreign issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline.

Risks Associated with Value Stocks. Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, the market may favor certain stocks (value stocks or growth stocks), and the Fund may hold investments that are out of favor.

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Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of FPA's personnel will continue to be associated with FPA for any length of time. The loss of services of one or more key employees of FPA, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective.

Risks Associated with Non-Diversification. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's Statement of Additional Information ("SAI").

INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest primarily in equity securities of companies with market capitalizations in excess of $2 billion at the time of purchase, which includes companies domiciled outside of the United States. As a secondary matter, the Fund may invest in a wide range of other investments, including debt securities (including convertible debentures, high quality bonds and high yield (so-called "junk") bonds); futures and derivatives; and cash equivalents. The Fund may also invest in restricted securities and private placements (including those issued under Rule 144A) as well as illiquid securities. The Fund may also employ investment practices that are not principal investment strategies and that this Prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning the Fund's investment practices and its risks, see the SAI.

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Debt Securities. From time to time, the Fund may invest in select debt securities using a value-based approach and criteria similar to that discussed above under "Principal Investment Strategies." A debt security is an interest-bearing security that companies and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The Fund may invest in debt securities issued by foreign and U.S. companies and governments.

Changes in interest rates are one of the most important factors that could affect the value of fixed income securities. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall and could reduce the value of the fixed income portion of the Fund's portfolio. Rising interest rates may also cause investors in mortgage-backed and asset-backed securities to be paid off later than anticipated, forcing the Fund to keep its money invested at lower rates or to sell the securities at a lower price. Falling interest rates, however, generally cause investors in mortgage-backed and asset- backed securities to be paid off earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Low interest rates may pose heightened risks with respect to investments in debt securities. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on debt securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

Debt securities have a stated maturity date by which the issuer must repay their principal amount. Some debt securities known as callable bonds may repay the principal earlier or after the stated maturity date. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a debt security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is typically viewed as more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

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High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment- grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Derivatives. The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price).

Private Placements and Restricted Securities Risk. Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the portfolio managers believe it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund. The sale of such investments may also be restricted under securities laws.

CHANGE IN INVESTMENT OBJECTIVE

The Fund's Board may change the Fund's investment objective without shareholder approval upon 90 days' written notice to shareholders.

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Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

Management of the Fund

First Pacific Advisors, LLC is the Fund's investment adviser. First Pacific Advisors, LLC was formed in July 2004 by the principals and key investment professionals of the Fund's previous adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since July 1, 1978. The Adviser manages assets of approximately $30 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional and sub-advised accounts. First Pacific Advisors, LLC is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The Adviser manages the Fund's business. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund.

The total management fee rate paid by the Fund, as a percentage of daily net assets, for the previous fiscal year was 1.00%. Commencing on February 1, 2016, the Adviser will reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2017. This agreement may only be terminated earlier by the Fund's Board or upon termination of the Advisory Agreement.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement with First Pacific Advisors, LLC is available in the Fund's annual report dated September 30, 2015.

Portfolio Managers

Gregory A. Herr and Pierre O. Py, the portfolio managers of the Fund, are primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Herr is currently a Managing Director of the Adviser (since 2013), Vice President of the Fund (since February 2015) and Portfolio Manager of the Fund (since 2011). Mr. Herr previously served as Vice President and Portfolio Manager of Source Capital, Inc. from 2013 to August 2015, Vice President and Portfolio Manager of FPA Perennial Fund, Inc. (now known as FPA U.S. Value Fund, Inc.) from 2013 to August 2015 and Vice President of the Adviser from 2007 to 2013.

Mr. Py is currently a Managing Director of the Adviser (since 2013), a Vice President of the Fund (since February 2015) and Portfolio Manager of the Fund (since 2011). Mr. Py also serves as Vice President (since February 2015) and Portfolio Manager (since 2011) of FPA International Value Fund ("International Value"), a series of FPA Funds Trust ("Trust"). Mr. Py previously served as Vice President of the Adviser from 2011 to 2013, President and Chief Investment Officer of

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International Value from 2013 to February 2015 and as a senior international investment analyst at Harris Associates from 2005 to 2010.

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA U.S Value Fund, Inc. and Source Capital, Inc. are other registered investment companies managed by the Adviser.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

Investing with the Fund

PURCHASE AND INVESTMENT MINIMUMS

You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can obtain the Account Application for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100 (however, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans). All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance

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and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Fund's Board of Directors. For example, if trading in a security has been halted or suspended, a security has been de-listed from a national exchange, a security has not been traded for an extended period of time, or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund's securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Buy Fund Shares

Investors may purchase Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 235 West Galena Street, Milwaukee, WI 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA and/or other retirement plan with a $100 minimum

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initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments can be made directly through UMB Fund Services, Inc.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange also are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain

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retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, corporate business licenses, partnership agreements or trust agreements may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the option to sell your shares by telephone. If you wish to make an election to have the option to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

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Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

How to Exchange Your Shares

You can increase an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., and FPA U.S. Value Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund, except directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives and certain categories of shareholders. Shares of the Fund acquired must be registered for sale in your state.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as including a sale of Fund shares and could result in a capital gain or loss.

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Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if you receive notice you have exceeded this limit, any further exchanges will not be honored;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan and/or an individual retirement account ("IRA") can be established with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

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Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

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Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes

27

on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares he or she acquired or acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

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In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and other distributions. The information for each of the five years ended September 30, 2015, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report dated November 19, 2015, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	For the year ended September 30,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$17.47	$25.68	$20.00	$15.68	$16.55
Income from investment operations:
Net investment income*	0.08	0.16	0.03	— **	0.02
Net realized and unrealized gain (loss) on investment securities	(1.35)	(0.01)	5.69	4.32	(0.83)
Total from investment operations	$(1.27)	$0.15	$5.72	$4.32	$(0.81)
Less distributions:
Dividends from net investment income	(0.25)	—	(0.03)	—	(0.06)
Distributions from net realized capital gains	(0.53)	(8.36)	(0.01)	—	—
Total distributions	$(0.78)	$(8.36)	$(0.04)	—	$(0.06)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$15.42	$17.47	$25.68	$20.00	$15.68
Total investment return***	(7.63)%	(0.55)%	28.64%	27.55%	(4.95)%
Ratios/supplemental data:
Net Assets, End of Year (in $000's)	$153,633	$303,928	$326,045	$259,158	$223,910
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.32%	1.22%	0.92%	0.94%	0.93%
After reimbursement from Adviser	1.30%	1.06%	0.92%	0.94%	0.93%
Ratio of net investment income to average net assets:
Before reimbursement from Investment Adviser	0.46%	0.76%	0.13%	0.01%	0.08%
After reimbursement from Investment Adviser	0.48%	0.92%	0.13%	0.01%	0.08%
Portfolio turnover rate	38%	113%	19%	6%	10%

* Per share amount is based on average shares outstanding.

** Rounds to less than $0.01 per share.

*** Return is based on net asset value per share, adjusted for investment of distributions, and does not reflect deduction of the sales charge.

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For Shareholder Services Contact

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175 or
235 W. Galena Street
Milwaukee, WI 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to UMB Distribution Services, LLC Internet Web Site http://www.fpafunds.com

For Dealer Services call

UMB Distribution Services, LLC
235 W. Galena Street,
Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372
except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LLC
11601 Wilshire Boulevard
Suite 1200
Los Angeles, CA 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi- annual report, quarterly schedules of portfolio holdings of the Fund on Form N-Q and the annual report of proxy voting record on Form N-PX of the Fund are available without charge, upon request, by calling UMB Distribution Services, LLC and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

For more information or to request a free copy of any of the documents above contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://www.fpafunds.com.

Investment Company Act No. 811-852

STATEMENT OF ADDITIONAL INFORMATION

FPA PARAMOUNT FUND, INC. (FPRAX)

11601 Wilshire Blvd., Ste. 1200

Los Angeles, CA 90025

January 31, 2016

This Statement of Additional Information (“SAI”) supplements the current Prospectus of FPA Paramount Fund, Inc. (“Fund”) dated January 31, 2016.  This SAI should be read in conjunction with the Prospectus.  Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus.  The Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 W. Galena Street, Milwaukee, WI 53212, telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U. S. Virgin Islands); web site www.fpafunds.com.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

TABLE OF CONTENTS

FUND HISTORY	4
DESCRIPTION OF PERMITTED INVESTMENTS	4
Equity Securities	4
Initial Public Offerings	6
Securities of Foreign Issuers	6
Debt Securities	10
Derivatives	19
Investment Companies	27
Repurchase Agreements	27
Restricted Securities	27
Securities Lending	28
Short Sales	28
When-Issued, Delayed-Delivery and Forward Transactions	29
Government Intervention in Financial Markets	30
Increasing Government Debt	30
Inflation and Deflation	31
Regulatory Risk	31
Fund Operational Risk	31
Cyber Security Risk	31
Temporary Defensive Position	32
INVESTMENT RESTRICTIONS	32
PORTFOLIO TURNOVER	34
PORTFOLIO HOLDINGS DISCLOSURE	34
MANAGEMENT OF THE FUND	35
Board of Directors	35
Leadership Structure and Responsibilities of the Board and its Committees	37
Committees of the Board of Directors	38
Fund Shares owned by Directors as of December 31, 2015	39
Director Compensation Paid During the Fiscal Year Ended September 30, 2015	39
Officers of the Fund	40
Code of Ethics	41
Proxy Voting Policies and Procedures	42
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	43
INVESTMENT ADVISORY AND OTHER SERVICES	43
Investment Adviser	43
Principal Underwriter	44
Administrator	45
Transfer Agent	45
Custodian	45
Independent Registered Public Accounting Firm	45
Legal Counsel	45
PORTFOLIO MANAGERS	45
Other Accounts Managed by Portfolio Managers	45
Conflicts of Interest	46
Compensation	47
Ownership of Securities	47
PORTFOLIO TRANSACTIONS AND BROKERAGE	48
CAPITAL STOCK	49
Common Stock	49

Voting Rights	49
PURCHASE, REDEMPTION AND PRICING OF SHARES	50
Net Asset Value	50
Authorized Financial Intermediaries	50
FPA Exchange Privilege	50
Redemption of Shares	51
Telephone Redemption	51
2% Redemption Fee	52
Excessive Trading and Market Timing	52
TAX SHELTERED RETIREMENT PLANS	53
FEDERAL TAX ASPECTS	53
General	53
Special Tax Treatment	54
Foreign Investments	54
Foreign Currencies	55
Taxation of the Fund’s Shareholders	55
Foreign Account Tax Compliance Act (“FATCA”)	56
FINANCIAL STATEMENTS	57

FUND HISTORY

The Fund was organized as a Maryland Corporation and is an open-end, non-diversified investment management company that commenced operations in 1958.

DESCRIPTION OF PERMITTED INVESTMENTS

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below.  The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies.  You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Policies of the Fund.” First Pacific Advisors, LLC (the “Adviser” or “FPA”) serves as the investment adviser to the Fund.

Equity Securities.  Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments.  Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks.  Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks.  Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities.  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants).  A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.  A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors.  Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, high grade cash equivalents or U.S. government securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade.  However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities.  Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the portfolio managers take such differences into account when evaluating such positions.  When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer.  If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price.  Warrants are freely transferable and are traded on major exchanges.  Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.  Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities.  While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk.  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Initial Public Offerings (“IPOs”).  The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund if it has a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Securities of Foreign Issuers.  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The countries in which these markets are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

•                                          directly in foreign securities denominated in a foreign currency;

•                                          through investments in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

•                                          through investments in investment funds.

Depositary Receipts.  The Fund may invest in securities of foreign issuers traded in the United States in the form of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and Global Depositary Notes (collectively, depositary receipts). Depositary receipts are certificates evidencing ownership of securities of a foreign issuer. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be purchased and sold in OTC markets or on securities exchanges. The Fund may make arrangements through a broker/dealer to purchase a foreign security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated depositary receipt. Depositary receipts are subject to currency risk if the underlying securities are denominated in a foreign currency and to other risks to which the underlying securities are exposed.

Depositary receipts may be sponsored by the foreign issuer or may be unsponsored.  Unsponsored depositary receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities.  As a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.  In addition, in a sponsored depositary receipt arrangement the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the depositary receipt holders.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Emerging Markets.  An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.  There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds.  Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).  If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Foreign Market Risks. Foreign security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Stock Exchange and Market Risk. The portfolio managers anticipate that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. As compared to U.S. stock markets, foreign stock markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because, among other reasons: foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in euros.

Emerging Markets.  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•                                          Have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Debt Securities.  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity.  Some debt securities, such as zero- coupon bonds, do not pay current interest and are purchased at a discount from their face value.

U.S. Government Securities.  The Fund may invest in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.  U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States.  Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC.  FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

Corporate Bonds.  The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by foreign corporations and governments.  Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Senior Loans.  The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers.  Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral.  Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations.  Such senior loan participations are thus relatively illiquid, which may impair the ability of the Fund to sell them in a timely manner.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments.  In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages.  Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages.  Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States.  GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.  The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates.  Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds).  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”).  Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.  However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash.  See also “Federal Tax Aspects.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. Government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and foreign private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets.  Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities.  The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets.  Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class.  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

Inverse Floaters.  Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.  Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Risks of Mortgage-Backed Securities.

Credit and Market Risks.  Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline).  Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages.  This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change.  Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise.  The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation.  Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value.  The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments.  Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices.  It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk.  Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans.  Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner.  In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid.  A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities.  In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters.  Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates.  As a result, each individually is highly volatile.  The portfolio managers believe that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities.  Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund.  However, effective use of this hedging technique depends on the portfolio managers’ ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations.  As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates.  During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate.  During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value.  Most ARMs generally have annual reset limits or “caps”, for example of 100 to 200 basis points.  Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities.  During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans.  Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures.  As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.  The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due.  In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities.  Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Asset-backed securities also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance.  In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.  Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Inflation-Indexed Bonds.  The Fund can invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.  Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.  Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.  See also “Dividends, Other Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Short-Term Investments.  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations.  The Fund will only invest in a security issued by a commercial bank if the bank:

•                                          Has total assets of at least $1 billion, or the equivalent in other currencies;

•                                          Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

•                                          Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits.  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper.  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. Stripped Mortgage-Backed Securities

Zero Coupon Securities.  The Fund may invest in zero coupon U.S. Government securities, which do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Terms to Understand

Maturity.  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors.  Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”).  Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage.  The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity.  Instead, they calculate their weighted average maturity.  This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration.  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates.  It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security.  Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration.  Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%.  An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%.

By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change.  While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested.  The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.  The Fund intends to limit its investments in certain derivatives, such as futures, commodity options and swaps, if any, to de minimis thresholds necessary to meet the exclusion from commodity pool registration under the Commodity Exchange Act afforded by Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”).  These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to CFTC regulation.  For certain types of derivatives, the Fund will cover its obligations under such instruments in accordance with applicable guidance from the Securities and Exchange Commission (“SEC”).

Futures.  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time.  The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract.  Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency.  These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date).  Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value.  After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value.  If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate.  On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.  This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract.  If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss.  If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain.  If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss.  If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options.  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period.  Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.  Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security).  Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts.  Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”).  Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.  However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options.  When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the “option premium”).  The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•                                          Allowing it to expire and losing its entire premium;

•                                          Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•                                          Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options.  When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities.  If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value.  If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price.  If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received.  Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value.  However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write options that are covered by owning:

•                                          The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•                                          A call option on the same security or index with the same or lesser exercise price;

•                                          A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•                                          Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•                                          In the case of an index, the portfolio of securities that corresponds to the index. At the time of selling a put option, the Fund may cover the put option by:

•                                          Entering into a short position in the underlying security;

•                                          Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•                                          Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•                                          Maintaining the entire exercise price in liquid securities.

Options on Securities Indices.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.  The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions.  The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  Unlike futures contracts, forward contracts:

•                                          Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•                                          Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•                                          Do not require an initial margin deposit.

•                                          May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another.  Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.  Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver.  Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.  In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

EQUITY SWAPS — In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS — Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS — A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  The Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives.  While transactions in derivatives may reduce certain risks, they entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices.  The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The portfolio managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•                                          current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•                                          a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•                                          differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity.  Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In an illiquid market, the Fund may:

•                                          have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•                                          have to purchase or sell the instrument underlying the contract;

•                                          not be able to hedge its investments; and

•                                          not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•                                          an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•                                          unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•                                          the facilities of the exchange may not be adequate to handle current trading volume;

•                                          equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•                                          investors may lose interest in a particular derivative or category of derivatives.

Management Risk.  If the portfolio managers incorrectly predict stock market and interest rate trends, the Fund may lose money by investing in derivatives.  For example, if the Fund were to write a call option based on the portfolio managers’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the portfolio managers’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin.  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage.  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•                                          actual and anticipated changes in interest rates;

•                                          fiscal and monetary policies; and

•                                          national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk.  Some derivatives are obligations entered into with a particular counterparty.  If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations, or may be delayed in receiving such amounts.

Risk of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

Investment Companies.  The Fund may buy and sell shares of other investment companies, including exchange traded funds, as permitted by the 1940 Act and rules adopted thereunder and SEC exemptive relief.  Underlying investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in Fund shareholders indirectly bearing a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them.  Such disposition would impose additional costs on the Fund.

Repurchase Agreements.  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party).  At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest.  Repurchase agreements are generally for a relatively short period (usually not more than seven days).  The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

•                                          Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

•                                          Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to “mark to the market” on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund’s right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities.  The Fund may purchase restricted securities that are not registered for sale to the general public.  The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933.  Under the supervision of the Board, the portfolio managers determine the liquidity of such investments by considering all relevant factors.  Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund’s investment limitations.

The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Securities Lending.  The Fund may lend a portion, up to 33%, of its total assets to broker-dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market instruments.  If the Fund lends its securities, it will follow the following guidelines:

•                                          The borrower must provide collateral at least equal to the market value of the securities loaned;

•                                          The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

•                                          The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•                                          It must be able to terminate the loan at any time;

•                                          It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•                                          It must determine that the borrower is an acceptable credit risk.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements.  When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund.  Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations.  If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Short Sales.  Selling a security short is when an investor sells a security it does not own.  To sell a security short an investor must borrow the security from someone else to deliver to the buyer.  The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•                                          Take advantage of an anticipated decline in prices.

•                                          Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  This risk is theoretically unlimited.  The Fund would profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The Fund will incur transaction costs in effecting short sales.  The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box.  In addition, the Fund may engage in short sales “against the box”.  In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.  The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales.  The Fund will not short sell a security if:

•                                          After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

•                                          The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

•                                          Such securities would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale).  The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

When-Issued, Delayed-Delivery and Forward Transactions.  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued.  In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.  “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date.  Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account.  The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase.  When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale.  If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes.  At the time of settlement, the market value of the security may be more or less than the purchase price.  The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself.  Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions.  The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Government Intervention in Financial Markets.  Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt.  The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation.  The Fund may be subject to inflation and deflation risk.  Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends.  While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Fund Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers, and their respective operations, to potential risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated, and the Adviser cannot control the cyber-security systems of issuers or third-party service providers.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the Adviser that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund is an open-end, non-diversified investment management company and has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken.  These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.  These restrictions provide that the Fund shall not:

(1)                                 Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time.

(2)                                 Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3)                                 Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

(4)                                 Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

(5)                                 Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

(6)                                 Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

(7)                                 Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Certain of these restrictions are expanded upon in the non-fundamental policies described below. For purposes of restriction (1), the Fund may borrow money to the extent permitted by non-fundamental policy (1).  Any borrowing by the Fund that exceeds that threshold must be reduced within 48 hours (excluding Sundays and holidays) to meet such limitations.  For purposes of restriction (2), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made; a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.  Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.  For purposes of restriction (4), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry.  Percentage limitations are calculated and applied at the time of investment, except with respect to restriction number (2) above.  Thus, if securities of a given industry come to constitute more than 25%, of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.

Non-Fundamental Policies. The following policies are non-fundamental, which means the Fund may change them without shareholder approval.

(1)                                 The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

(2)                                 The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

(3)                                 The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

(4)                                 The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

(5)                                 The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid, securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

(6)                                 The Fund may write covered call options and may buy and sell put and call options.

(7)                                 The Fund may enter into repurchase agreements.

(8)                                 The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

(9)                                 The Fund may sell securities short and engage in short sales “against the box.”

(10)                          The Fund may enter into swap transactions.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation.  The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year and was higher for the fiscal year ended September 30, 2014 due to the leadership transition.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on or about the 15th day of the following calendar quarter, or such other date as the Fund may determine on the Fund’s website.  The list also appears in the Fund’s quarterly filings with the SEC on Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Fund’s fiscal year).

The Fund’s policy is to disclose portfolio holdings information to third parties only if legally required to do so or when the Fund believes there is a legitimate business purpose to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings of Fund shares on the basis on nonpublic information.  The duty of confidentiality may exist under law or may be imposed by contract.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s transfer agent, custodian/fund accounting agent, administrator, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process.  Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Fund or serve as counterparties to the Fund’s derivative positions.  The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information.

The Adviser provides investment advice to clients other the Fund that have investment objectives that may be substantially similar or identical to the Fund.  These clients may therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund.  These clients generally have access to current portfolio holding information for their accounts and are subject to different portfolio holdings disclosure policies than the Fund, and neither the Adviser nor the Fund’s Board of Directors exercises control over such policies or disclosure.  These clients do not owe the Adviser or the Fund a duty of confidentiality with respect to the disclosure of their portfolio information.

Violations of the Fund’s portfolio holdings disclosure policy must be reported to the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Fund’s Board of Directors.

MANAGEMENT OF THE FUND

Although the Board of Directors has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws.

Board of Directors.  All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser.  These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA U.S. Value Fund, Inc., (formerly FPA Perennial Fund, Inc.) and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, the Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

Mark L. Lipson, Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not “Interested Persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”).

Name, Address* and Age	Position with Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Directors

Mark L. Lipson, 66	Director	October 2015	Consultant, ML2Advisors, LLC. Director/Trustee of FPA Capital, Inc., of FPA Funds Trust, of FPA U.S. Value Fund, Inc., of Source Capital, Inc., and of FPA New Income, Inc. (since October 2015). Former Member of Management Committee and Western Region Head at Bessemer Trust Company (2007-2014).	7	None

Thomas P. Merrick, 78	Director	2008	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director/Trustee of Source Capital, Inc. (since February 2006), of FPA New Income, Inc. (since 2009), of FPA U.S. Value Fund, Inc. (since August 2008), of FPA Capital Fund, Inc. and of FPA Funds Trust (since July 2009). Former Executive Committee member and Vice President of Fluor Corporation (engineering and construction firm), responsible for strategic planning, from 1993 to 1998.	7	None

Alfred E. Osborne, Jr., 70	Director	2013	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osbourne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. (since 1999), of FPA Funds Trust (since 2002), of Source Capital, Inc. and of FPA U.S. Value Fund, Inc. (since November 2013), and of FPA New Income, Inc. (since 1999).	7	Kaiser Aluminum, Wedbush, Inc. and Nuverra Environmental Solutions, Inc.

Name, Address* and Age	Position with Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years

A. Robert Pisano, 72	Director	2012	Consultant. Director/Trustee of FPA New Income, Inc. (since 2013), of FPA U.S. Value Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2013), of Source Capital, Inc. (since February 2013), and of FPA Capital, Inc. (since March 2013). Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund

Patrick B. Purcell, 72	Director	2012	Retired. Former Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since May 2006), of Source Capital, Inc. (since May 2010), of FPA U.S. Value Fund, Inc. and of FPA New Income, Inc. (since 2006).	7	The Motion Picture and Television Fund

Allan M. Rudnick, 75	Director & Chairman	2012	Private investor. Co-Founder and former Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President, Chief Executive Officer (2001) and Chairman of the Board (2001) of KAR. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since January 2010), of Source Capital, Inc. (since May 2012), and of FPA New Income, Inc. (since 2010), and of FPA U.S. Value Fund, Inc. (since July 2012).	7	None

*              The address for each Director is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs.  Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets quarterly.  The Board is currently composed of seven directors, including six directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”).  The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting.  The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year.  The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman.  The Chairman presides at all meetings of the Board and works with the Treasurer to set the agenda for meetings.  The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other Director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders.  Several members of the Board have had a long and continued service with the Fund.  As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, entertainment, and investment management.  The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

The Board of Directors has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes.  The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings.  The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year.  The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.  For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities.  The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund.  The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports, which update compliance activities to date and results thereon.  Additionally, the CCO presents an annual report to the Board evaluating the Fund’s compliance policies and procedures.  The Board expects the CCO to report any material risk, should it arise to the Board.

The Board has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee are described below.

Committees of the Board of Directors.  The Fund has an Audit Committee comprised of all of the Independent Directors.  The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firms the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee met four times during the last fiscal year.

The Fund has a Nominating and Governance Committee consisting of all of the Independent Directors.  The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur.  The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee.  The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors.  The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors.  Director candidates must have the highest personal and professional ethics and integrity.  Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings.  The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert.  While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Fund Shares owned by Directors as of December 31, 2015

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Director
Independent Directors
Mark L. Lipson	$10,001-$50,000	Over $100,000
Thomas P. Merrick	$10,001-$50,000	Over $100,000
Alfred E. Osborne, Jr.	$1-10,000	Over $100,000
A. Robert Pisano	$10,001-$50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	$10,001-$50,000	Over $100,000

As of December 31, 2015, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

Director Compensation Paid During the Fiscal Year Ended September 30, 2015.  No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates.  The Fund pays annual fees of $8,000 to Directors who are not affiliated with the Adviser, plus

$2,000 for each Board of Directors meeting attended and $500 for each Committee meeting held on a day other than a Board meeting.  Additionally, the Chairman of the Board receives an additional fee of $1,000 per quarter, and the Chairman of the Audit Committee receives an additional $750 and the Chairman of the Nominating and Governance Committee receives an additional $250 for in-person meetings of the Board of Directors. During the last fiscal year, the Directors then in office received as a group $91,497 in Directors’ fees.  No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.

Name	Aggregate Compensation from the Fund	Total Compensation from All FPA Funds
Independent Directors
Mark L. Lipson (2)	$0	$0	(1)
Thomas P. Merrick	$17,893.59	$190,233.42	(1)
Alfred E. Osborne, Jr.	$16,500.00	$187,478.25	(1)
A. Robert Pisano	$16,500.00	$183,478.25	(1)
Patrick B. Purcell	$19,984.16	$206,867.39	(1)
Allan M. Rudnick	$20,619.63	$212,315.68	(1)

(1)  Includes compensation from the Fund, five open-end investment companies and one closed-end investment company.

(2)  Effective October 1, 2015, Mr. Lipson was appointed a Director of the Fund.

Officers of the Fund

Name, Address* and Age	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory A. Herr, 42	Vice President and Portfolio Manager	2015

Managing Director of First Pacific Advisors, LLC (since August 2013), Vice President of the Fund (since February 2015), and Co-Portfolio Manager of the Fund (since 2011). Vice President and Portfolio Manager of FPA Perennial Fund, Inc. from August 2013 to August 2015 and of Source Capital, Inc. from August 2013 to August 2015. Vice President of First Pacific Advisors, LLC from April 2007 to August 2013.

Pierre 0. Py, 38	Vice President and Portfolio Manager	2015

Managing Director of First Pacific Advisors, LLC (since January 2013), Vice President of the Fund (since February 2015), and Co-Portfolio Manager of the Fund (since 2011). Portfolio Manager (since December 2011) of FPA International Value Fund. President and Chief Investment Officer from November 2013 to February 2015 of FPA International Value Fund. Vice President of First Pacific Advisors, LLC from September 2011 to December 2012; senior international investment analyst at Harris Associates from October 2005 to December 2010.

Name, Address* and Age	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 55	President	1997

Managing Partner of First Pacific Advisors, LLC (since October 2006). President of each FPA Fund since February 2015. Former, until February 2015, Treasurer of each FPA Fund for more than the past five years. Former, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.

Leora R. Weiner, 44	Chief Compliance Officer	2014

Managing Director and General Counsel of First Pacific Advisors, LLC (since June 2014); and Chief Compliance Officer of each FPA Fund (since June 2014). Former Chief Compliance Officer of First Pacific Advisors, LLC (June 2014-January 2016). Former Managing Director (since March 2013), General Counsel (since September 2012) and Chief Compliance Officer (since August 2010) of Tradewinds Global Investors, LLC, a Nuveen Investments Company, to June 2014. Various officerships held at Nuveen from August 2008 until transfer to Tradewinds in August 2010.

E. Lake Setzler III, 48	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of First Pacific Advisors, LLC; and Treasurer of each FPA Fund since February 2015. Former, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of First Pacific Advisors, LLC from December 2005 to December 2012.

Michael P. Gomez, 30	Assistant Vice President	2012	Assistant Vice President and Assistant Controller of First Pacific Advisors, LLC (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012).

Francine S. Hayes, 48	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

*      The address for each Officer (except Ms. Hayes) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025.  Ms. Hayes’ address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.  The Code permits access persons to invest in securities for their own accounts, but place substantive and procedural restrictions on their trading activities.  The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all Employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws.  The Code prohibits FPA Employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all Employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions.  Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

Proxy Voting Policies and Procedures.  The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) which underscore the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

The Adviser has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for the portfolio securities held in the accounts managed by the Adviser, including the Fund, subject to the Adviser’s continuing oversight. ISS, a Delaware corporation, provides proxy voting services to many investment advisers on a global basis.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•                                          The Adviser votes for uncontested director nominees recommended by management.

•                                          The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•                                          The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•                                          To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•                                          To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination.  If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Adviser, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which the Adviser will not process a proxy because it is impractical to do so.  For example, the Adviser generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the best interests of the applicable managed account to do so.

The Fund has filed Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30, 2015.  Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of December 31, 2015, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Name and Address	Shares/Percentage of Ownership	Type of Ownership
Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, Mississippi 39213-8098	2,580,861.63 shares 27.24%	Record

Charles Schwab and Co Inc. 101 Montgomery Street San Francisco, CA 94104	653,891.89 shares 6.90%	Record

The foregoing broker-dealers and/or investment advisory firms have advised the Fund that the shares are held for the benefit of their customers.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  First Pacific Advisors, LLC, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since July 1, 1978.  Presently, the Adviser manages assets of approximately $30 billion and serves as the investment adviser for seven investment companies, including one closed-end investment company, and more than 40 institutional and sub-advised accounts.  Currently, the personnel of First Pacific Advisors, LLC consists of 27 persons engaged full time in portfolio management or investment research in addition to 50 persons engaged full time in trading, administrative, financial or clerical activities.

The Fund has entered into an Investment Advisory Agreement dated November 15, 2013 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.  The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts.  In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records.  It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation.  These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders’ and directors’ meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees;

premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser’s expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 1.00% of the Fund’s average net assets.  The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.  Commencing on February 1, 2016, the Adviser will reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2017.  This agreement may only be terminated earlier by the Fund’s Board or upon termination of the Advisory Agreement.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.  The continuation of the Advisory Agreement to September 30, 2016, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act).  The Advisory Agreement may be terminated without penalty by the Fund’s Board of Directors or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended September 30, 2013, 2014 and 2015, the Fund’s Adviser received gross advisory fees of $1,929,547, $2,982,234 and $1,987,869, respectively, plus $289,161, $311,411 and $99,405, respectively, for costs incurred, in providing financial services to the Fund.

Principal Underwriter.  UMB Distribution Services, LLC (the “Distributor”), located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”).  The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The offering of the Fund’s shares is continuous.  The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act).  The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice.  The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public.  The Distributor is not obligated to sell any stated number of Fund shares.

Administrator.  Until March 23, 2015, the Adviser performed certain administrative services for the Fund under the Investment Advisory Agreement.

Effective on that date, State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, MA 02111, became the administrator to the FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. (formerly, FPA Perennial Fund, Inc.), and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

Custodian.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm.  The Fund’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and Deloitte Tax LLP reviews the Fund’s federal income tax returns. Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.  Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Deloitte & Touche LLP is 555 West 5th Street, Suite 2700, Los Angeles, CA 90013.

Legal Counsel.  Dechert LLP serves as counsel to the Fund and the Independent Directors.  The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, CA 94104.

PORTFOLIO MANAGERS

Gregory A. Herr and Pierre O. Py are Portfolio Managers of the Fund.

Other Accounts Managed by Portfolio Managers.  Set forth below is the following information with respect to other accounts managed by Mr. Herr and Mr. Py as of December 31, 2015.

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Gregory A. Herr	Registered Investment Companies:	1	$150	0	$0

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Pierre O. Py	Registered Investment Companies:	2	$437	0	$0
	Other Pooled Investment Vehicles:	1	$43	0	$0
	Other Accounts:	1	$40	0	$0

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”).  Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances.  As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components.  The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development. Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

Ownership of Securities.  As of December 31, 2015, Messrs. Herr and Py owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gregory A. Herr	$100,001-$500,000
Pierre O. Py	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices.  Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis.  Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services.  Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker- dealer would have charged for the same transaction.  The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund.  The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions.  The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Directors.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate.  The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion.  The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts.  However, the Adviser might not use all such research services in managing the Fund’s portfolio.  In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.  However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

The Adviser anticipates that brokerage commissions and other transaction costs on foreign stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions.  There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended September 30, 2013, 2014 and 2015, totaled $247,188, $757,277, and $327,963, respectively.  During the last fiscal year, all of the commissions were paid on transactions having a total value of $258,440,896 to brokers selected because of research services provided to the Adviser.  Commissions paid in 2014 were significantly higher than in the prior year primarily due to the change in management team and the ensuing restructuring of the portfolio.  Commissions paid in 2015 were significantly lower than in the prior year primarily due to the change in management team and the ensuing restructuring of the portfolio in that year.

CAPITAL STOCK

Common Stock. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 25 million shares of $0.01 par value Common Stock.

Voting Rights.  The By-laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently.  In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors).  When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose.  In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value.  Net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open.  Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding.  The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares.  As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.  Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day.  If there have been no sales that day, equity securities are generally valued at the last available bid price.

Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the- counter market more accurately reflects the securities’ value, in the judgment of the Fund’s officers, are valued at the most recent bid price.  Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Fund’s Board of Directors.  For example, if trading in a security has been halted or suspended, a security has been de-listed from a national exchange, a security has not been traded for an extended period of time, or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value.  These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States.  Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.  Events of this type could include, for example, significant price changes in other markets (e.g., U.S. stock markets).

Authorized Financial Intermediaries. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. No other action is required by the shareholder who places an order with a financial intermediary. Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege.  The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine.  The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.  The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent.  “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt.  Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent.  Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase, Redemption and Pricing of Shares-Net Asset Value.”  The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Telephone Redemption.  Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option.  The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent.  New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form.  Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus.  The Account Application and Account Privileges Change Form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L.  As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice.  If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions.  If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% Redemption Fee.  No fee applies to a redemption if shares were held more than 90 days.  The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations.  Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative); or redemptions initiated by the Fund.  The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions.  The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment.  The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Excessive Trading and Market Timing.  The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading.  The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors.  The Fund’s imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days.  The section titled “2% Redemption Fee” in the Prospectus provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus).  Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with on exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days.  Further, the Fund fair values its holdings, when applicable, as described under “Purchase, Pricing and Sales of Shares” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them.  When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value.  All earnings accumulate tax-free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short- term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income from certain publicly traded partnerships (“OPTPs”) or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses and (iii) the securities of one or more OPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year - either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Special Tax Treatment.  Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions, (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Foreign Investments.  Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.  The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

Foreign Currencies.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement.  The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any foreign currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of foreign currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.  Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders.  A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances the Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Fund’s distributions (e.g. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for such exemption.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2018.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S.  regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

* * * * *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund.  It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive.  Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended September 30, 2015, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpafunds.com.

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1)

Articles of Incorporation were filed as Exhibit (a)(1) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(a)(2)

Articles Supplementary, dated February 1, 1993, were filed as Exhibit (a)(2) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement of Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(a)(3)

Articles Supplementary, dated August 13, 1996, were filed as Exhibit 1.2 to Post-Effective Amendment No. 55 of Registrant’s Registration Statement of Form N-1A filed on January 31, 1997 and is incorporated herein by reference.

(b)	By-Laws were filed as Exhibit (b) to Post- Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(b)(1)

Amendment to Article II, Section 7, of the By-Laws, effective November 15, 2005 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 65 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2006 and is incorporated herein by reference.

(b)(2)

Amendment to Article II, Section 7, of the By-Laws, effective August 8, 2006 was filed as Exhibit (b)(2) to Post-Effective Amendment No. 66 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(c)

Specimen Common Stock Certificate was filed as Exhibit 4 to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on January 30, 1998 and is incorporated herein by reference.

(d)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC dated November 15, 2013 was filed as Exhibit (d) to Post-Effective Amendment No. 76 of Registrant’s Registration Statement on Form N-1A filed on November 29, 2013 and is incorporated herein by reference.

(d)(1)	Expense Limit Agreement between Registrant and First Pacific Advisors, LLC dated January 31, 2016 is filed herein.

(e)(1)

Distribution Agreement between Registrant and UMB Distribution Services, LLC was filed as Exhibit (e)(1) to Post-Effective Amendment No. 74 of Registrant’s Registration Statement on Form N-1A filed on February 8, 2013 and is incorporated herein by reference.

(e)(2)

Specimen Dealer Assistant Agreement for the Sale of Shares of FPA Funds was filed as Exhibit (e)(2) to Post-Effective Amendment No. 76 of Registrant’s Registration Statement on Form N-1A filed on November 29, 2013 and is incorporated herein by reference.

(g)(1)

Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(2)

Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(2) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(3)

Amendment to the Custodian Contract was filed as Exhibit 8.2 to Post-Effective Amendment No. 55 of Registrant’s Registration Statement on Form N-1A filed on January 31, 1997 and is incorporated herein by reference.

(g)(4)

Amendment to Custodian Contract was filed as Exhibit 8.3 to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A filed on November 30, 1998 and is incorporated herein by reference.

(g)(5)

Amendment to Custodian Contract was filed as Exhibit (g)(5) to Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2002 and is incorporated herein by reference.

(h)(1)

Agreement and Articles of Merger dated November 25, 1985 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(h)(2)

Transfer Agency Agreement between UMB Fund Services, Inc. and the Registrant was filed as Exhibit (h)(2) to Post-Effective Amendment No. 76 of Registrant’s Registration Statement on Form N-1A filed on November 29, 2013 and is incorporated herein by reference.

(h)(3)

UMB Fund Services, Inc. Retirement Plan Agreement was filed as Exhibit (h)(3) to Post-Effective Amendment No. 76 of Registrant’s Registration Statement on Form N-1A filed on November 29, 2013 and is incorporated herein by reference.

(h)(4)	Administration Agreement between Registrant and State Street Bank and Trust Company is filed herewith.

(i)(1)	Opinion was filed as Exhibit (i)(1) to Post-Effective Amendment No. 59 of Registrant’s Registration Statement on Form N-1A filed on February 15, 2000 and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics of First Pacific Advisors, LLC and Registrant is filed herewith.

(q)	Powers of Attorney are filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30. INDEMNIFICATION

Article VI, Section 2, of Registrant’s By-Laws, filed as Exhibit (b) hereto, provides for the indemnification of Registrant’s directors and officers to the full extent permissible under the general laws of the State of Maryland, the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940; provided, however, that such indemnity shall not protect any such person against any liability to Registrant or any of its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. It is expected that Registrant will obtain from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification of liability under the Securities Act may be permitted for directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between Registrant and UMB Distribution Services, LLC (“Provider”), Registrant shall indemnify, defend and hold Provider, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled Provider within the meaning of Section 15 of the Securities Act (“Provider Indemnitees”), free and harmless from and against: (1) any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, fines, penalties, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Provider and each of the Provider Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any Prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Registrant’s obligation to indemnify Provider and any of the foregoing Provider Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to Provider and furnished to Registrant or its counsel by Provider in writing for the purpose of, and used in, the preparation thereof; or (2) any and all Losses which Provider and each of the Provider Indemnitees may incur in connection with this Agreement, Provider’s performance hereunder, or Provider’s acting in accordance with instructions from Registrant or its representatives, except to the extent the Losses result from Provider’s breach of this Agreement or from Provider’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Funds Trust (the “Trust”), FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA U.S. Value Fund, Inc. (formerly FPA Perennial Fund, Inc.) (“U.S. Value”), and FPA Capital Fund, Inc. (“Capital”), each a registered open-end investment company; as sub-adviser to LG Masters Smaller Companies Fund, LG Masters Alternative Strategies Fund, AllianceBernstein Multi-Manager Alternative Strategies Fund, and Goldman Sachs Multi-Manager Alternatives Fund, each a registered open-end investment company; and as investment adviser to institutional accounts.  During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Fund Directors and Officers” in Part B hereof and as set forth below.

Name	Position with Adviser	Other Affiliations (1)
J. Richard Atwood	Managing Partner	(2)
Robert L. Rodriguez	Managing Partner	Director of Capital and New Income
Steven T. Romick	Managing Partner	Trustee of Trust and Officer of Source
Thomas H. Atteberry	Partner	Officer of New Income
Dennis M. Bryan	Partner	Officer of Capital
Brian A. Selmo	Partner	Officer of Source
Mark Landecker	Partner	Officer of Source
Leora R. Weiner	Managing Director and General Counsel	(2)

(1)           The address of each company named is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025

(2)           A description of such person’s other affiliations is given under the caption “Fund Directors and Officers” in Part B hereof.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)           UMB Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for Aspiriant Trust, Cheswold Lane Funds, FPA Capital Fund, Inc., FPA New Income, Inc., FPA U.S. Value Fund, Inc. (formerly, FPA Perennial Fund, Inc.), FPA Funds Trust, Green Century Funds, The Marsico Investment Fund, Scout Funds, Vericimetry Funds, The Westport Funds, and Stewart Capital Mutual Funds.

(b)           The following information is furnished with respect to each director and officer of UMB Distribution Services, LLC.

Name and Principal Business Address(1)	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Maureen Quill	President	None
Christine L. Mortensen	Treasurer	None
Constance Shannon	Secretary	None
Karen L. Fay Luedtke	Chief Compliance Officer	None

(1)           235 West Galena Street, Milwaukee, Wisconsin, 53212

(c)           Not applicable.

ITEM 33. LOCATION OF BOOKS AND RECORDS.

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)                                 First Pacific Advisors, LLC, 11601 Wilshire Blvd., Suite 1200, Los Angeles, California 90025 (records as investment adviser and prior administrator);

(b)                                 State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

(c)                                  UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 (records as transfer agent and shareholder service agent); and

(d)                                 UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI 53212 (records relating to its function as distributor).

ITEM 34. MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California, on the 28th day of January, 2016.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signatures	Title	Date

	/s/ J. Richard Atwood	President	January 28, 2016
	J. Richard Atwood	(Principal Executive Officer)

	/s/ E. Lake Setzler III	Treasurer	January 28, 2016
	E. Lake Setzler III	(Principal Financial Officer)

	/s/ Thomas P. Merrick*	Director	January 28, 2016
Thomas P. Merrick

	/s/ Alfred E. Osborne, Jr.*	Director	January 28, 2016
Alfred E. Osborne, Jr.

	/s/ A. Robert Pisano*	Director	January 28, 2016
A. Robert Pisano

	/s/ Patrick B. Purcell*	Director	January 28, 2016
Patrick B. Purcell

	/s/ Allan M. Rudnick*	Director	January 28, 2016
Allan M. Rudnick

	/s/ Mark L. Lipson*	Director	January 28, 2016
Mark L. Lipson

* By:	/s/ J. Richard Atwood
J. Richard Atwood
as Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Document
(d)(1)	Expense Limit Agreement
(h)(4)	Administration Agreement
(j)	Consent of Independent Registered Public Accounting Firm
(p)	Code of Ethics of First Pacific Advisors, LLC and Registrant
(q)	Powers of Attorney